SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): February 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date February 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated February 21, 1998.


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                                                                          Mas
                          Pre-Funding                                     ter
   Collection Pre-Funding  Reserve    Spread   RevolvCertificate  Trans   Serv
    Account     Account    Account    Account   Acct   Account    feror   icer


1        0.00 16490982.64 154832.00 4231576.20  0.00       0.00     0.00  0.00
2                28781.84    270.23    7314.41  0.00
3
4  2553440.06
5        0.00
6      464.20
7        0.00                                                             0.00
8    -2645.83                                                    2645.83
9        0.00                                                             0.00
10    -464.20                         -7314.41                   7778.61
11-1313520.20                                   0.00 1313520.20
12       0.00

13
14-1237274.03                                        1237274.03
15                                                         0.00     0.00
16                                                         0.00           0.00
17                                              0.00       0.00
18                                   449742.48
19                             0.00                        0.00     0.00
20                                        0.00             0.00
21                                                         0.00
22              -28781.84   -270.23             0.00   29052.07
23                                                         0.00
24                   0.00                       0.00       0.00     0.00
25                                                         0.00
26                                                         0.00
27                                                         0.00           0.00
28                                                         0.00     0.00
29
30                             0.00                                 0.00
31                                                                  0.00
32       0.00 16490982.64 154832.00 4681318.68  0.00 2579846.30 10424.44  0.00
33                                                   2579846.30

1 Beginning Account Balances
2 Interest Income
3 Collection Account
4 Lockbox Collections during the Collections Period
5 Add: Retransfer Amount received in respect of any Retransferred Contracts
6 Add: Any income and gain from investments of funds in the Collection Acct
7 Add: Amounts received from Transferor, Master Servicer or any Subservicer
8 Less: Late Payment fees collected with respect to the Contracts on Deposit
9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts
13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Amounts received from the Transferor
16 Add: Amounts received from the Master Servicer or Subservicer
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Less: Expenses of an Opinion of Counsel
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Pmts to Transferor with respect to Retransferred Contracts or property 29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders

Class A Certificate Factor

         Current Class A Balance              83,442,461
         Initial Class A Balance              85,200,000

                        Certificate Factor: 0.9793716026


Aggregate Contract Principal Balance          73,573,053

Class A Balance                               83,442,461
Less: Prefunding Account       (16,490,983)
 Receivable backed Certificates               66,951,478

A Investor Percentage                              91.00%


Weighted Average Coupon                            19.17%

Weighted Average Maturity                          50.57


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                      21-Feb-98


Beginning of Transaction           12/16/97
Payment Date                       02/21/98
Month of Transaction                      2
Period Ended                       01/31/98

Collection Account
Beginning Balance                                                          0.00
Collections during the Collections Period                            2553440.06
Retransfer Amount received in respect of Retransferred Contracts           0.00
Income and gain from investments of funds in Collection Acct             464.20
Amounts received from Transferor, Master Servicer or Subservicer           0.00

Late Payment Fees collected from Contracts on Deposit                   2645.83
Supplemental Servicing Fee                                                 0.00
Amounts deposited with respect to Retransferred Accounts                   0.00
Scheduled Principal  (During Revolving Period - Months 1 through 2)   897533.24
Prepayments (During Revolving Period - Months 1 through 2)            407192.30
Recoveries (During Revolving Period - Months 1 through 2)               8794.66

Certificate Account
Amounts received from the Transferor                                       0.00
Amounts received from the Master Servicer or Subservicer                   0.00
Withdrawals from the Pre-Funding Reserve Account                           0.00
Withdrawals from the Spread Account                                        0.00
Proceeds of any Contracts or Property                                      0.00
Income and gain on investments of funds in Certificate Acct                0.00
Amounts received from Certificate Insurer (Claims to FSA)                  0.00

Expenses of an Opinion of Counsel                                          0.00
Expenses of Master Servicer or Transferor                                  0.00
Payments to Master servicer of Insurance and Liquidation Proceeds          0.00
Pmts to Transferor w/ respect to Retransferred Contracts or property       0.00

Pre-Funding Reserve Account
Beginning Balance                                                     154832.00
Amount in excess of Required Deposit                                       0.00
Interest Income                                                          270.23

Certificate Insurer
Is there a claim on policy, or has there ever been a claim?                  No

Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                   16490982.64
Interest Income                                                        28781.84

Spread Account
Beginning Balance                                                    4231576.20
Interest Income                                                         7314.41

Number of loans currently owned by Trust        6297.00

Initial Collateral Balance                  85200000.00

New Originations Transferred to Trust              0.00


Initial Certificate Account Balance                0.00

Previous Servicing Fee Arrearage                   0.00

Previous Trustee, Collateral Agent,                0.00
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                0.00

Unreimbursed expenses to the Trustee               0.00

Unreimbursed expenses to the Master Servicer       0.00

Unreimbursed expenses to Standby Servicer          0.00

Unreimbursed expenses to the Transferor            0.00


Opening Class A Principal Balance           85200000.00
Prior Class A Principal Arrearage                  0.00


                                  Current    1 Mo Prior 2 Mos Prior 3 Mos Prior

30+ Days Past Due                2898921.13  2596912.72        0.00        0.00
60+ Days Past Due                 600983.36     7446.71        0.00        0.00
90+ Days Past Due                  12106.97        0.00        0.00        0.00
Delinquent (30+ days past due)   3512011.46  2604359.43        0.00        0.00

Current Month Repos               123546.50        0.00        0.00        0.00
New over 90 Days                   12106.97        0.00        0.00        0.00
Defaults                          135653.47        0.00        0.00        0.00

Liquidated Contracts
  Repos > 90 Days                      0.00        0.00        0.00        0.00
  Closed Repo's                        0.00        0.00        0.00        0.00
  Past Due > 120 Days                  0.00        0.00        0.00        0.00
  Chapter 13 Bankruptcy                0.00        0.00        0.00        0.00
  Net Liquidated Accounts              0.00        0.00        0.00        0.00

Recoveries - net of expenses        8794.66        0.00        0.00        0.00

Net Losses                         -8794.66        0.00        0.00        0.00

ACPB                            73573052.65 74877778.19 75504414.69        0.00

Principal Paid                     01/21/98   570239.22

                                              570239.22


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate


Class A Interest Schedule
Opening Class A Principal Balance                           84629760.78
Class A Interest Rate                                              5.88%
30/360*Class A Interest Rate                                       0.49%
Current Class A Interest  Distribution                        414685.83
Prior Class A Interest Arrearage                                   0.00
Class A Interest Due                                          414685.83

Current Class A Interest Arrearage                                 0.00

Class A Principal Schedule

Opening Class A Principal Balance                           84629760.78

Scheduled Principal                                           897533.24
Prepayments                                                   407192.30
Liquidated Contracts                                               0.00
(Less) Amounts reinvested                                          0.00
                                                             1304725.54
Retransfers                                                        0.00
                                                             1304725.54

                            Class A Share - 91%              1187300.24
Remaining Revolving Account Balance                                0.00
Principal due to Class A                                     1187300.24

Prepayment from Revolving Account                                  0.00
Prepayment From Pre-Funding Account                                0.00
Prior Class A Arrearage                                            0.00

Class A Principal Due                                        1187300.24

Class A Principal Distribution                               1187300.24

Current Class A Arrearage                                          0.00

Ending Class A Principal Balance after current Distribution 83442460.54


Servicing Fee Schedule

Beginning Collateral Balance                    74877778.19
Annual Servicing Rate                                  2.00%
Prior Servicing Fee Arrearage                          0.00
Current Servicer Fee                              124796.30
Servicer Fee Due                                  124796.30
Servicer Fee Paid                                 124796.30
Current Servicing Fee Arrearage                        0.00

Trustee Fee Schedule

Annual Trustee Fee                                     0.00
Prior Trustee Fee Arrearage                            0.00
Current Trustee Fee                                 8000.00
Trustee Fee Due                                     8000.00

Current Trustee Fee Arrearage                          0.00


Certificate Insurer Schedule

Ending  Class A Balance                         83442460.54
Insurance Premium                                     0.350%
Insurance Premium Supplement                          0.000%
Certificate Insurer Fee                            24337.38


Pre-Funding Account

Opening Balance                                 16490982.64
Monthly Originations X 91%                             0.00
Withdrawal From Pre-Funding Acct                       0.00
Prepayment at end of Pre-Funding Period                0.00
Closing Balance                                 16490982.64


Revolving Account Schedule

Opening Balance                                        0.00
Amount Transferred from Collection Acct                0.00
First Interim Balance                                  0.00
Withdrawal From Revolving Account                      0.00
Second Interim Balance                                 0.00
Amount Transferred to Certificate Acct
Prepayment from Revolving Acct                         0.00
Ending Balance                                         0.00


Spread Account

Initial Collateral Balance                      85200000.00
Opening Spread Account Balance                   4231576.20
Less Interest Earned                               -7314.41
Opening Spread Account Balance                   4231576.20
Required Balance Spread Account                  4681318.68
Required Deposit to Spread Account                449742.48
Ending Spread Account Balance                    4681318.68


Cap                                              4681318.68

Floor                                           83442460.54
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate



(A) Portfolio Performance Tests  Current:  1 Mo Previous  2 Mos Previous
                                 (yes/no)     (yes/no)       (yes/no)
Trigger Event  (Yes/No)             no           no

                                               Monthly
Delinquencies                                Delinquency
                  Delinquencies    ACPB         Ratio
      2 Mos Prior:        0.00 75504414.69
      1 Mo Prior:   2604359.43 74877778.19          3.478%
         Current:   3512011.46 73573052.65          4.774%
                                                    4.126%

                  Maximum Delinquency Ratio          8.25%

                                               Monthly        Annual
Gross Defaulted Contracts                      Default       Default
                    Defaults       ACPB         Rate           Rate
      2 Mos Prior:           0  37,752,207                        0.000%
      1 Mo Prior:            0  75,191,096          0.000%        0.000%
         Current:      135,653  74,225,415          0.183%        2.193%
                                                    0.091%        1.097%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                     18.00%
      (iii)  Month 25 through remainder of the transaction        14.00%

                                               Monthly        Annual
Losses                                          Loss           Loss
                     Losses        ACPB         Rate           Rate
      2 Mos Prior:           0  37,752,207                        0.000%
      1 Mo Prior:            0  75,191,096          0.000%        0.000%
         Current:       (8,795) 74,225,415         -0.012%       -0.142%
                                                   -0.006%       -0.071%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                      8.00%
      (iii)  Month 25 through remainder of the transaction         6.00%

(B) Insurance Agreement Event of Defaults  1 Mo Previous  2 Mos Previous
                                 Current:     (yes/no)       (yes/no)
Event of Default (Yes/No)           no           no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)   Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                               Monthly
Delinquencies                                Delinquency
                  Delinquencies    ACPB         Ratio
      2 Mos Prior:           0  75,504,415
      1 Mo Prior:    2,604,359  74,877,778          3.478%
         Current:    3,512,011  73,573,053          4.774%
                                                    4.126%

                  Maximum Delinquency Ratio         11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24, and 17% for the remaindethe transaction;


                                               Monthly        Annual
Defaults                                       Default       Default
                    Defaults       ACPB         Rate           Rate
      2 Mos Prior:           0  37,752,207                        0.000%
      1 Mo Prior:            0  75,191,096          0.000%        0.000%
         Current:      135,653  74,225,415          0.183%        2.193%
                                                    0.091%        1.097%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                     25.00%
      (iii)  Month 25 through remainder of the transaction        17.00%

(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24, and 8% for the remainderthe transaction;


                                               Monthly        Annual
Losses                                          Loss           Loss
                     Losses        ACPB         Rate           Rate
      2 Mos Prior:           0  37,752,207                        0.000%
      1 Mo Prior:            0  75,191,096          0.000%        0.000%
         Current:       (8,795) 74,225,415         -0.012%       -0.142%
                                                   -0.006%       -0.071%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 12                                     11.00%
      (iii)  Month 25 through remainder of the transaction         8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under the            no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate             no

(iii) Breach of Servicer covenants                              no

 (iv) Bankruptcy or insolvency of the Servicer                  no

 (v)  Material breach of representations and warranties         no

 (vi) Certificate Insurer has not delivered a                   no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                   no
      this or other transactions

(viii)Claim under the policy                                    no



National Auto Finance 1998-1 Trust
Monthly Servicer Certificate


                                               Certificate
                                                 Account     Payment
Available Amount                                2579846.30

Payments on Payment Date

 (i)  Servicing Fee                             -124796.30  124796.30



 (ii) Trustee, Collateral Agent                   -8000.00    8000.00
      and Custodian fees



(iiia)Class A Interest                          -414685.83  414685.83

(iiib)Class A Principal                        -1187300.24 1187300.24

 (iv) Certificate Insurer                        -24337.38   24337.38



 (v)  Collateral Agent (Spread Account)         -449742.48  449742.48

 (vi) [Reserved]

(vii) Unreimbursed expenses to Trustee                0.00       0.00

(viii)Unreimbursed expenses to Master Servicer        0.00       0.00

 (ix) Unreimbursed expenses to Standby Servicer       0.00       0.00

 (x)  Unreimbursed expenses to Transferor             0.00       0.00

 (xi) Class B Certificate Holders               -370984.07  370984.07





                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO


Dated:        January 31, 1997